UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 14, 2020
______________________
Open Text Corporation
(Exact name of Registrant as specified in its charter)
______________________

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As noted in Item 5.07 below, at the Annual General and Special Meeting of Open Text Corporation (the “Company”) held on September 14, 2020 (the “Annual Meeting”), the Company’s shareholders approved (i) the amendment to the Company’s 2004 Employee Stock Purchase Plan to reserve for issuance an additional 4,000,000 common shares thereunder and (ii) the amendment to the Company’s 2004 Stock Option Plan to reserve for issuance an additional 6,000,000 common shares thereunder.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) At the Annual Meeting, the proposals listed below were submitted to a vote of the shareholders.

(b) At the Annual Meeting, each proposal was approved by the shareholders pursuant to the voting results set forth below. Shareholders holding 219,625,895 of the Common Shares representing 80.78% of the outstanding Common Shares were present or represented by proxy at the Annual Meeting.

Proposal 1 - Election of Directors
The following table sets forth information regarding the election of each of the following nominees as directors of the Company until the next annual meeting of shareholders of the Company or until the successor of such director is duly elected or appointed:

		Outcome of Vote	Vote For		Votes Withheld		Broker Non-Votes
(a)	P. Thomas Jenkins	Carried by ballot	205,692,087	95.04%	10,726,091	4.96%	3,207,717
(b)	Mark J. Barrenechea	Carried by ballot	209,255,032	96.69%	7,163,146	3.31%	3,207,717
(c)	Randy Fowlie	Carried by ballot	205,554,375	94.98%	10,863,803	5.02%	3,207,717
(d)	David Fraser	Carried by ballot	214,393,690	99.06%	2,024,488	0.94%	3,207,717
(e)	Gail E. Hamilton	Carried by ballot	204,947,622	94.70%	11,470,556	5.30%	3,207,717
(f)	Robert Hau	Carried by ballot	215,714,931	99.68%	703,247	0.32%	3,207,717
(g)	Stephen J. Sadler	Carried by ballot	208,385,923	96.29%	8,032,255	3.71%	3,207,717
(h)	Harmit Singh	Carried by ballot	215,707,800	99.67%	710,378	0.33%	3,207,717
(i)	Michael Slaunwhite	Carried by ballot	200,537,240	92.66%	15,880,938	7.34%	3,207,717
(j)	Katharine B. Stevenson	Carried by ballot	214,712,848	99.21%	1,705,330	0.79%	3,207,717
(k)	Deborah Weinstein	Carried by ballot	208,328,017	96.26%	8,090,161	3.74%	3,207,717

Proposal 2 - Re-Appointment of Independent Auditors

The shareholders approved the re-appointment of KPMG LLP, Chartered Professional Accountants, as the independent auditors of the Company to hold office until the next annual meeting of shareholders or until a successor is appointed, as set forth below:
Votes For   Votes Withheld
217,149,927 (98.87%)    2,475,968 (1.13%)

There were 0 broker non-votes.

Proposal 3 - Shareholder Advisory Vote on Executive Compensation (Say-on-Pay Vote)

The shareholders approved, on an advisory basis, the adoption of a resolution accepting the Company’s approach to executive compensation, as set forth below:
Votes For   Votes Against
203,983,371 (94.25%)    12,434,807 (5.75%)

There were 3,207,717 broker non-votes.

Proposal 4 - Amendment to 2004 Employee Stock Purchase Plan

The shareholders approved the amendment to the Company’s 2004 Employee Stock Purchase Plan to reserve for issuance an additional 4,000,000 common shares thereunder, as set forth below:
Votes For   Votes Against
215,776,337 (99.70%)  641,841 (0.30%)

There were 3,207,717 broker non-votes.

Proposal 5 - Amendment to 2004 Stock Option Plan

The shareholders approved the amendment to the Company’s 2004 Stock Option Plan to reserve for issuance an additional 6,000,000 common shares thereunder, as set forth below:
Votes For   Votes Against
189,147,108 (87.40%)  27,271,070 (12.60%)

There were 3,207,717 broker non-votes.

Item 8.01 Other Events of Importance to Security Holders.

On September 14, 2020, the Company issued a press release announcing the voting results for its election of directors at its Annual Meeting held virtually earlier that day. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
On September 14, 2020, the Board of Directors of the Company re-appointed P. Thomas Jenkins as Chair of the Board of Directors and re-appointed Mark J. Barrenechea as Vice-Chair of the Board of Directors.

Item  9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Open Text Corporation on September 14, 2020
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

September 14, 2020	By:	/s/ Gordon A. Davies
Gordon A. Davies EVP, Chief Legal Officer and Corporate Development

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Open Text Corporation on September 14, 2020
101.INS	XBRL instance document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL taxonomy extension schema.
101.CAL	Inline XBRL taxonomy extension calculation linkbase.
101.DEF	Inline XBRL taxonomy extension definition linkbase.
101.LAB	Inline XBRL taxonomy extension label linkbase.
101.PRE	Inline XBRL taxonomy extension presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)